UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2018, Hyatt Hotels Corporation (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 2,249,094 shares of Class B common stock, $0.01 par value per share, of the Company (the “Class B Common Stock”). An aggregate of 122,094 shares of Class B Common Stock were converted into shares of Class A common stock, $0.01 par value per share, of the Company (the “Class A Common Stock”), in connection with the sale of an aggregate of 122,094 shares of Class B Common Stock by certain selling stockholders into the public market pursuant to Rule 144 under the Securities Act of 1933, as amended. An additional 2,127,000 shares of Class B Common Stock were converted into shares of Class A Common Stock in connection with the previously disclosed repurchase by the Company of an aggregate of 2,127,000 shares of Class B Common Stock from certain selling stockholders, which closed on May 7, 2018. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of Class B Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total authorized number of shares of capital stock of the Company by 2,249,094 shares. The total number of authorized shares of the Company is now 1,410,364,055, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 400,364,055 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2018 annual meeting of stockholders (the “Annual Meeting”) was held on May 16, 2018. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following directors to serve until the Company’s 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Susan D. Kronick	741,510,440	160,516	4,200,846
Mackey J. McDonald	740,899,124	771,832	4,200,846
Jason Pritzker	741,046,950	624,006	4,200,846

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2018 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
745,451,648	385,661	34,493	0

3.	The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
740,865,197	768,506	37,253	4,200,846

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Retirement of 2,249,094 Shares of Class B Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 17, 2018	By:	/s/ Margaret C. Egan
		Name:	Margaret C. Egan
		Title:	Executive Vice President, General Counsel and Secretary